Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Sealy Mattress Corporation (the “Company”) on Form 10-Q for the period ending February 26, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David J. McIlquham, Chief Executive Officer of the Company, and James B. Hirshorn, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 12, 2006

/S/ DAVID J. MCILQUHAM
David J. McIlquham Chairman and Chief Executive Officer (Principal Executive Officer)
/S/ JAMES B. HIRSHORN
James B. Hirshorn Senior Executive Vice President Finance, Operations, Research & Development (Principal Accounting Officer)